CHENIERE


CHENIERE
CHENIERE

Cheniere Energy, Inc.
Corporate Presentation
June 2011

Forward Looking Statements

This presentation contains certain statements that are, or may be deemed to be, "forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended". All statements, other than statements of historical facts, included herein are "forward-looking statements." Included among "forward-looking statements" are, among other things:

- statements relating to the construction or operation of each of our proposed liquefied natural gas, or LNG, terminals or our proposed pipelines or liquefaction facilities, or expansions or extensions thereof, including statements concerning the completion or expansion thereof by certain dates or at all, the costs related thereto and certain characteristics, including amounts of regasification, transportation, liquefaction and storage capacity, the number of storage tanks, LNG trains, docks, pipeline deliverability and the number of pipeline interconnections, if any;
- statements that we expect to receive an order from the Federal Energy Regulatory Commission, or FERC, authorizing us to construct and operate proposed LNG receiving terminals, liquefaction facilities or proposed pipelines by certain dates, or at all;
- statements regarding future levels of domestic natural gas production, supply or consumption; future levels of LNG imports into North America; sales of natural gas in North America or other markets; exports of LNG from North America; and the transportation, other infrastructure or prices related to natural gas, LNG or other energy sources or hydrocarbon products;
- statements regarding any financing or refinancing transactions or arrangements, or ability to enter into such transactions or arrangements, whether on the part of Cheniere Energy, Inc., or Cheniere, or any subsidiary or at the project level;
- statements regarding any commercial arrangements presently contracted, optioned or marketed, or potential arrangements, to be performed substantially in the future, including any cash distributions and revenues anticipated to be received and the anticipated timing thereof, and statements regarding the amounts of total LNG regasification, liquefaction or storage capacity that are, or may become, subject to such commercial arrangements;
- statements regarding counterparties to our commercial contracts, memoranda of understanding, or MOUs, construction contracts and other contracts;
- statements regarding any business strategy, any business plans or any other plans, forecasts, projections or objectives, including potential revenues and capital expenditures, any or all of which are subject to change;
- statements regarding legislative, governmental, regulatory, administrative or other public body actions, requirements, permits, investigations, proceedings or decisions;
- statements regarding our anticipated LNG and natural gas marketing activities; and
- any other statements that relate to non-historical or future information.

These forward-looking statements are often identified by the use of terms and phrases such as "achieve," "anticipate," "believe," "contemplate," "develop," "estimate," "example," "expect," "forecast," "opportunities," "plan," "potential," "project," "propose," "subject to," and similar terms and phrases. Although we believe that the expectations reflected in these forward-looking statements are reasonable, they do involve assumptions, risks and uncertainties, and these expectations may prove to be incorrect. You should not place undue reliance on these forward-looking statements, which speak only as of the date of this presentation. Our actual results could differ materially from those anticipated in these forward-looking statements as a result of a variety of factors, including those discussed in "Risk Factors" in the Cheniere Energy, Inc. Annual Report on Form 10-K filed with the Securities and Exchange Commission on March 5, 2011, which are incorporated by reference into this presentation. All forward-looking statements attributable to us or persons acting on our behalf are expressly qualified in their entirety by these "Risk Factors". These forward-looking statements are made as of the date of this presentation, and we undertake no obligation to publicly update or revise any forward-looking statements.

Cheniere Operations

- Cheniere is engaged in the development, construction and operation of LNG terminals and pipelines and marketing of LNG and natural gas
  - Sabine Pass LNG became operational in 2008 and cost ~$1.6B, send-out capacity is 4.0 Bcf/d, storage capacity is 16.9 Bcfe
  - Sabine Pass LNG is connected to the U.S. natural gas pipeline grid through the Creole Trail pipeline and other interconnecting pipelines
  - Creole Trail Pipeline also became operational in 2008 and cost ~$560mm, transportation capacity is 2.0 Bcf/d, 42-inch diameter

Sabine Pass LNG



Creole Trail Pipeline


Gulf Coast Markets
Northeast Markets
Southeast Markets
Midwest / Great Lakes Markets
Connects with Henry Hub
Zone 2 - Future
Cheniere Creole Trail Pipeline
Trunkline (TRUNK)
Texas Eastern (TETCO)
Transco (TRANS)
Tennessee
ANR
Texas Gas
Florida Gas
Transco
Columbia Gulf
Cypress
NGPL (NGPL)
Bridgeline (BRGJB)
Transco (SWLAT)
Tennessee (SWLAT)
Florida Gas (SWLAT)
Henry Hub
Sabine Pass LNG Terminal
Gulf of Mexico

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Stable Contracted Revenues at SPLNG

Fully contracted capacity under three long-term Terminal Use Agreements

	Total Gas & Power N.A.	Chevron USA	Cheniere Energy Investments (4)
Capacity	1.0 Bcf/d	1.0 Bcf/d	2.0 Bcf/d
Fees (1)			
Reservation Fee (2)	$0.28/MMBTU	$0.28/MMBTU	$0.28/MMBTU
Opex Fee (3)	$0.04/MMBTU	$0.04/MMBTU	$0.04/MMBTU
2011 Full-Year Payments	$124 million	$129 million	$252 million
Term	20 years	20 years	20 years
Guarantor	Total S.A.	Chevron Corp.	Cheniere Energy Partners, L.P.
Guarantor Credit Rating	Aa1/AA	Aa1/AA	NR
Payment Start Date	April 1, 2009	July 1, 2009	January 1, 2009

(1) Fees do not vary with the actual quantity of LNG processed; tax reimbursement not included in the fees.
(2) No inflation adjustments.
(3) Subject to annual inflation adjustment.
(4) Cheniere Marketing, a 100% subsidiary of Cheniere, assigned its TUA to Cheniere Energy Investments effective 7/1/2010.

Note: Termination Conditions – (a) force majeure of 18 months (b) unable to satisfy customer delivery requirements of ~192MMbtu in a 12-month period, 15 cargoes over 90 days or 50 cargoes in a 12-month period. In the case of force majeure, the customers are required to pay their capacity reservation fees for the initial 18 months.

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Liquefaction Project

Strategic Focus: Liquefaction Expansion Project

- Cheniere is developing a project to add liquefaction trains, transforming the Sabine Pass LNG facility into the first bi-directional LNG terminal that can import & export LNG
  - Proposing up to 4 liquefaction trains, 16 mtpa total nominal processing capacity
  - Seeking to contract 14 mtpa under 20-yr fixed price, take-or-pay contracts
  - Anticipate beginning construction 2012, beginning operations 2015
- <u>LNG value chain:</u>


Expansion Project
Current Operations
Field Development
Liquefaction
Shipping
Regasification
Pipeline
End Use

LNG is natural gas cooled to -260°F in order to be transported by ship to distant markets

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Proposed Liquefaction Project will Transform Sabine into Bi-directional Import / Export Facility


Existing operational facility
Proposed expansion

Current Facility

- 853 acres in Cameron Parish, LA
- 40 ft ship channel 3.7 miles from coast
- 2 berths; 4 dedicated tugs
- 5 LNG storage tanks (17 Bcf of storage)
- 4.3 Bcf/d peak regasification capacity
- 5.3 Bcf/d of pipeline interconnection to the U.S. pipeline network

Liquefaction Expansion

- Up to 4 liquefaction trains designed with ConocoPhillips' Optimized Cascade® Process technology
- 6 GE LM2500+ G4 gas turbine driven refrigerant compressors per train
- Gas treating & environmental compliance
- Modifications to the Creole Trail P/L
- Potential sixth LNG storage tank

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Bi-directional Service at Sabine Pass Provides Opportunity to Arbitrage Henry Hub vs. Oil

Worldwide LNG prices predominantly based on oil prices = $10 - $25 / MMBtu

LNG Contract Price		
Indexation %	11%	15%
at $90/bbl	$ 9.90	$ 13.50
at $150/bbl	$ 16.50	$ 22.50

Cost to deliver gas from Sabine Pass to Europe & Asia = $7 - $12 / MMBtu

	Europe		Asia	
($/MMBtu)	Low	High	Low	High
Henry Hub	$ 4.00	$ 6.50	$ 4.00	$ 6.50
Capacity Charge	1.75	1.75	1.75	1.75
Shipping	1.00	1.00	2.80	2.80
Fuel	0.40	0.65	0.40	0.65
Delivered Cost	$ 7.15	$ 9.90	$ 8.95	$ 11.70

Current LNG Market	30 – 40 Bcf/d	LNG contracts indexed to oil prices – rule of thumb 11% to 15% of crude oil prices
Growth Market	100 Bcf/d	Power generators switching from oil to gas – paying $13 to $19 / MMBtu for fuel oil and diesel

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Unconventional Plays – Comparative Rates of Return


IRR – Gas Wells @ $4.00
Oil @ $80.00
9%
Horn River
16%
Montney
100+%
Bakken (O)
Pinedale
22%
DJ (W)
29%
13%
Piceance
G Wash (W)
Woodford
Marcellus
28%
S Juan
1%
100+%
12%
12%
Fayetteville
Permian
(Combo)
100+%
100+%
15%
Haynesville
Barnett
Combo
100+%
Eagle Ford
(Combo)
Bank or Lower
Weak (8%-20%)
Good (> 20%)

Source: Bentek Energy

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Strategically Located – Extensive Market Access to Gas



Lower 48 Recoverable Unconventional Reserves (Tcf)
Shale
CBM
Tight Gas
1400
700
0
366
1,373
Total US Proved Reserves
1996
2009

Primary Gas Sources for Sabine Pass Liquefaction

Conventional Gulf Coast Onshore; Barnett; Haynesville; Bossier; Eagle Ford



Montana Thrust Belt
Cody
Bakken
Williston Basin
Gammon
Hilliard Baxter-Mancos
Greater Green River Basin
Piceance Basin
Mancos
Hermosa
Paradox Basin
Lewis
San Juan Basin
Pierre
Raton Basin
Excello-Mulky
Cherokee Platform
Woodford
Anadarko Basin
Granite Wash
Palo Duro Basin
Forest City Basin
Michigan Basin
Antrim
Illinois Basin
New Albany
Appalachian Basin
Marcellus/Utica
Fayetteville
Arkoma Basin
Chattanooga
Black Warrior Basin
Conasauga
Marfa Basin
Barnett Woodford
Permian Basin
Ft. Worth Basin
Barnett
Haynesville
Bossier
Texas Louisiana Mississippi Salt Basin
Maverick Sub-Basin
Pearsall
Rio Grande Embayment
Eagle Ford
Sabine Pass LNG
Shale Gas Plays
Basins

	Rig Count	Production Bcf/d
Barnett	73	5.6
Haynesville	143	5.6
Eagle Ford	150	0.7
Marcellus	105	2.0
Bakken	170	0.3
Granite wash	94	0.9

Source: Lippman Consulting, as of April 2011.

Sources: EIA (US map graphic, pipelines and LNG terminals placed by Cheniere)
Advanced Resources Intl (Lower 48 Unconventional Recoverable Reserves), ARI shale estimates updated April 2010
Depicted Pipelines: Rockies Express, Texas Eastern, Trunkline, Transco, FGT, C/P/SESH/Gulf Crossing (as a single route)

Strategically Located – Multiple Pipeline Interconnects



Cheniere Creole Trail Pipeline 2.0 Bcf/d
Kinder Morgan Louisiana Pipeline 3.2 Bcf/d
Total Pipeline Capacity 5.2 Bcf/d
Liquidity Points
Storage
Pine Prairie Energy Center
Texas Gas
ANR
Florida Gas Z2
Cypress
TETCO
Transco Z3
Columbia
Eunice
Kinder
Rayne
Texas Eastern
Transco Z3
Trunkline
Starks Gas Storage
Liberty Gas Storage
Trunkline
Tennessee
Egan Storage
Hackberry Storage
NGPL
Transco
Florida Gas Z1
Tennessee
Bridgeline
NGPL
Sabine Pass LNG
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Henry Hub
Jefferson Island Storage
Calcasieu Lake
Cameron Prairie Nwr
Grand Lake
White Lake
Sam Houston Jones State Park
Big Thicket National Preserve
Chicot State Park
Sea Rim State Park
0 2.5 5 10 15 20 25 Miles

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Sabine Pass Liquefaction Project - Brownfield Development, Lower Expected Capital Costs

- Range of liquefaction project costs: $200 - $2,000 per ton
- 1 Bcf/d of capacity = $1.5 B to $9 B
- Sabine Pass Liquefaction project estimated to be ~$400/ton



Cost: $/ton
2000
1500
1000
500
0
ConocoPhillips-Bechtel trains*
Under construction
Gorgon
Gladstone
Curtis *
Angola *
Shnovit
Sakhalin
Qatargas
Nigeria
RasGas
ELNGT1
Oman
ALNGT1
ALNGT1-3
ELNGT1-2

- **Brownfield development – significant infrastructure already in place**
  - Storage, marine and pipeline interconnection facilities
- **Upstream wells, gathering pipelines and treatment infrastructure not required**
  - Pipeline quality natural gas sourced from U.S. pipeline grid

Source: ConocoPhillips-Bechtel, Cheniere research. Project costs per ton are total project costs divided by mtpa capacity of LNG trains. Figures do not attempt to isolate, where applicable, the cost of the liquefaction facilities within a major LNG complex. Chart includes a representative sample of liquefaction facilities and does not include all liquefaction facilities existing or under construction.
Note: Past results not a guarantee of future performance.

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ConocoPhillips-Bechtel – Global LNG Collaboration

Collaboration projects onstream ahead of schedule and exceeded expectations

Proven Designs


Atlantic LNG


Darwin LNG


Equatorial Guinea LNG

1969 | 1999 | 2006 | 2007 | 2012


Kenai LNG


Egyptian LNG


Angola LNG

ConocoPhillips BECHTEL

Source: ConocoPhillips, Bechtel
Note: Past results not a guarantee of future performance.

LNG Regulatory Process Update and Project Support

- Very strong local support: Cameron Parish officials, Louisiana state and federal congressional delegations, parish & state agencies
- Strong support from most gas producing states
- Exporting natural gas will
  - stimulate the economies through job creation;
  - provide a boost to American global competitiveness;
  - promote domestic production of U.S. energy, helping reduce reliance on foreign sources;
  - further public initiatives, such as improving the U.S. balance of trade; and replacing environmentally damaging fuels with a cleaner source.

Regulatory

FERC: Authorization to Construct

- Base site permitted ✓
- NEPA pre-filing 7/2010 for expansion ✓
- Some agencies already in agreement ✓
- Formal application filed 1/31/2011 ✓
- FERC coordinates process and will receive concurrence for final EA
- **Estimated approval 2012**

DOE: Authorization to Export ✓

- Filed two applications in 8/2010 & 9/2010
- Approval to export 2 Bcf/d for 30 years to Free Trade nations received 9/2010
- Public comment period to export to non-free trade nations closed 12/13/2010
- Approval to export to non FT nations received 5/2011

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Commercial Structure: Estimated Terms of Liquefaction Contracts

Summary of Estimated LNG Processing Capacity Fees:

+ Capacity Reservation Fee: Approximately $1.75/MMBtu
  - "Take-or-Pay", permits lifting or unloading cargoes
  - Fixed fee regardless of use, paid monthly in advance
  - Includes rights to export or import LNG
  - Includes use of the Creole Trail Pipeline
+ Fuel Surcharge:
  - 2% for regasification process, fixed rate per the TUA
  - 8 – 12% for liquefaction process, based on actual usage and paid in-kind

- Customers reserve bi-directional capacity rights, both import and export services, under Liquefaction Processing Agreements ("LPAs")
- Customers pay take-or-pay capacity fee plus fuel surcharge

  1 Bcf/d = ~$640 million of contracted annual revenues
- Customers are responsible for delivering their own feed gas for processing, sourced from pipeline interconnects (including Creole Trail Pipeline) and making shipping arrangements from the terminal

Customer MOUs Signed to Date*

Date	Customer	Rating	Capacity (mtpa)
Nov-10	Morgan Stanley (US)	A2 / A	1.7
Oct-10	ENN Energy Holdings (China)	Ba1 / BBB-	1.5
Nov-10	Gas Natural Fenosa (Spain)	Baa2 / BBB	1.5
Jan-11	EDF (France)	A3 / A	1.5
Jan-11	Sumitomo (Japan)	A2 / A	1.5
Feb-11	Basic Energy (Dominican Republic)	NR / B-	0.6
Feb-11	Endesa / Enel (Spain/Italy)	A2 / A-	1.5
	Total signed to date		9.8
	Target contract capacity for two trains		7.0

- Sabine has signed non-binding MOUs with customers for up to 9.8 mtpa of bi-directional processing capacity, exceeding the targeted capacity of 7.0 mtpa for the first two trains
- Sabine has drafted formal definitive agreements and has initiated the process to negotiate binding, definitive agreements with these counterparties
- Sabine is in discussions with other interested parties that have not signed MOUs; for these potential customers, Sabine will negotiate definitive agreements
- Anticipated contract tenor: 20 years

*Non-binding MOUs entered into with potential customers intending to contract bi-directional processing capacity at the Sabine Pass LNG terminal. Capacity figures are approximate and generally represent the upper end of the quantity range in certain instances. Ratings listed are company specific or parent ratings.

Note: Above does not include MOU recently announced with Klaipedos Nafta, which was signed with Cheniere to consider LNG options for the Lithuanian Co.

Estimated Financial Impact - Liquefaction Project

(Annualized)

Cheniere expected to benefit from distributions received through its CQP ownership and management contracts, and fees paid to Creole Trail Pipeline

	Contracted Capacity Fees (1)	Liquefaction Project Economics	
		Impact to CQP	**Impact to LNG**
Current	$253mm	▪ Stable common unit distributions ▪ ~1 x coverage supported by 20 year fixed price contracts with AA rated counterparties	▪ ~$38mm paid to CEI as mgmt fees & Common/G.P. distributions
Trains 1 & 2	$640mm	▪ Allows distributions to subordinated unitholders ($230mm needed to meet annualized IQD(2)) ▪ Potential common distribution growth ▪ Position CQP as a growth MLP	▪ Distributions on all units held by CEI
Trains 3 & 4	$640mm	▪ Increase distributions to all unitholders	▪ Cash flow to CEI increases including GP IDRs

(1) Contracted cash, Current, based on the Chevron and Total TUAs. Contracted cash for the liquefaction trains based on a capacity fee of ~$1.75/MMBtu. Actual net distributable cash flow will depend upon various factors, including debt service payments for amortization and interest, operating expenses, etc.

(2) IQD - initial quarterly distribution per unit is $0.425 as defined in the partnership agreement.

Note: Estimates represent a summary of internal forecasts, are based on current assumptions and are subject to change. Actual performance may differ materially from, and there is no plan to update, the forecast. See "Forward Looking Statements" cautions.

Expected Timeline

Milestone	Target Date
▪ Sign MOUs with interested parties	Completed
▪ DOE export authorization	Received
▪ Definitive commercial agreements	Mid 2011
▪ EPC contract	2H2011
▪ Financing commitments	2H2011
▪ FERC construction authorization	2012
▪ Commence construction	2012
▪ Commence operations	2015

Project teams in place with the same key people who delivered the Sabine Pass LNG terminal and Creole Trail P/L on time and on budget

Note: Past results not a guarantee of future performance.

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Financial Overview

(All numbers reflect pre-Liquefaction financials)

Estimated LNG Net Cash Flows*
Annualized estimates pre-Liquefaction Project

Cash receipts expected to increase from CQP driven by Liquefaction Project - unit distributions, management fees and Creole Trail P/L tariffs

Receipts	
▪ Distributions from CQP (Common/GP)	$ 20
▪ Management fees from CQP	8-19 **
Disbursements	
▪ G&A, net marketing	25 – 35
▪ Pipeline & tug services	10
▪ Other, incl adv tax payments	3 – 5
▪ Debt service	35
Net cash outflow	**$ 45 - 55**
Marketing activity / subordinated unit dist.	**?**

*Estimates represent a summary of internal forecasts for 2011, are based on current assumptions and are subject to change. Estimates do not include any impacts for the Offering. Actual performance may differ materially from, and there is no plan to update, the forecast. See "Forward Looking Statements" cautions. Estimates exclude earnings forecasts from operating activities.

**Approximately $11 million is fees for management services provided by Cheniere to CQP payable on a quarterly basis, equal to the lesser of 1) $2.5 million (subject to inflation) or 2) such amount of CQP's unrestricted cash and cash equivalents as remains after CQP has distributed in respect of each quarter for each common unit then outstanding an amount equal to the IQD and the related GP distribution and adjusting for any cash needed to provide for the proper conduct of the business of CQP, other than Sabine Pass operating cash flows reserved for distributions in respect of the next four quarters.

Estimated CQP Distributable Cash Flows

Annualized estimates pre-Liquefaction Project

Receipts	
▪ TUAs – Chevron and Total	$ 253
▪ Other Services	7
Total Cash Receipts	260
Costs	
▪ Operating, G&A, Maintenance CapEx	46
▪ Debt Service	165
Total Costs	211
Available for Distributions to Common and G.P.	**$ 49**
Potential Future Cash Flows	
▪ Regas Capacity (from VCRA)	$ 0 – 250
Available for Management Fees[1] & Sub Units	**$ 0 – 250**
Distributions Paid Based on IQD and Available Cash(Above)	
▪ General Partner	$ 1
▪ Common Units[2]	47
▪ Subordinated Units	0
Total Distributions Paid from Available	**$ 48**

(1) Not included in disbursements above is an estimate of up to approximately $11 million of fees payable to Cheniere for services provided under a mgmt svcs. agreement. Such fees are payable on a quarterly basis equal to the lesser of 1) $2.5 million (subject to inflation) or 2) such amount of CQP's unrestricted cash and cash equivalents as remains after CQP has distributed in respect of each qtr. for each common unit then outstanding an amount equal to the IQD and the related GP distribution and adjusting for any cash needed to provide for the proper conduct of the business of CQP, other than Sabine Pass operating cash flows reserved for distributions in respect of the next four quarters.

(2) Assumes one million common units sold per ATM offering. As of March 31, 2011 approximately 0.1 million were sold.

Note: Estimates represent a summary of internal forecasts, are based on current assumptions and are subject to change. Actual performance may differ materially from, and there is no plan to update, the forecast. See "Forward Looking Statements" cautions.

CQP Ownership

(in mm)	Cheniere, Inc.	Public	Total
Common Units	10.9	15.6	26.5
Subordinated Units	135.4	-	135.4
General Partner @ 2%	3.3	-	3.3
	149.6	15.6	165.2
Percent of total	90.5%	9.5%	100%

- Currently, CQP generates distributable cash flows (DCF) sufficient to pay the IQD and applicable 2% to the GP and common units only (net cash from Chevron and Total TUAs)
- Prior to the development of the liquefaction project, the subordinated units may receive distributions from new business at CQP or from fees received from the VCRA with Cheniere Marketing
- Upon commencement of DCF being generated from the liquefaction project, CQP will first pay distributions to the subordinated units up to the IQD in accordance with the cash waterfall in the partnership agreement

*CQP Ownership as of March 31, 2011. Does not reflect additional common units sold after March 31, 2011 through the up to 1MM of Common Units proposed to be issued through an at-the-market program.

Condensed Balance Sheets

As of March 31, 2011

($ in MM)

	Cheniere Energy Partners, L.P.	Other Cheniere Energy, Inc. [1]	Consolidated Cheniere Energy, Inc. [3]
Unrestricted cash and equivalents	$ -	$ 24	$ 24
Restricted cash and securities [2]	184	4	188
Accounts and interest receivable	1	32	33
Property, plant and equipment, net	1,542	603	2,145
Goodwill and other assets	50	157	207
Total assets	$ 1,776	$ 788	$ 2,564
Deferred revenue and other liabilities	$ 135	$ (1)	$ 134
Current & Long-term debt	2,189	751	2,940
Non-Controlling interest	-	184	184
Deficit	(548)	(146)	(694)
Total liabilities and deficit	$ 1,776	$ 788	$ 2,564

- Cash available for Cheniere's operations is ~$53.9 mm including unrestricted cash and equivalents of ~$24.5 mm and ~$29.4 mm of the A/R balance (due to timing of cash receipts)

(1) Includes intercompany eliminations and reclassifications.
(2) Restricted cash includes debt service reserves as required per indenture. Cash is presented as restricted at the consolidated level.
(3) For a complete balance sheet see the Cheniere Energy, Inc. and Cheniere Energy Partners, L.P. Form 10-Qs for the period ended March 31, 2011 filed with the SEC.

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Appendix

Cheniere Overview

Cheniere Energy, Inc.
NYSE Amex US: LNG

Cheniere LNG Holdings, LLC
- 90.5% Ownership of CQP

Cheniere Marketing, LLC
- VCRA to monetize 2 Bcf/d capacity at SPLNG

Cheniere Creole Trail Pipeline L.P.
- 2 Bcf/d Takeaway Capacity for SPLNG

Other Terminal Sites
- Corpus Christi LNG
- Creole Trail LNG

88.5% (LP interest)
2.0% (GP interest)

Cheniere Energy Partners, L.P.
NYSE Amex US: CQP

Sabine Pass LNG, L.P.
- 4 Bcf/d Regasification Terminal, Fully Contracted

Proposed Project - Liquefaction
- Add Liquefaction Capabilities at SPLNG

Organization Structure and Existing Debt



NYSE Amex US: LNG
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$205 mm 2.25% Convertible Senior Unsecured Notes due August 2012
100% Ownership Interest
Cheniere LNG Holdings, LLC
$298 mm 9.75% Term Loan due May 2012
$270 mm 12.0% Senior Secured Loans due 2018
88.5% LP Interest
100% of 2% GP Interest
NYSE Amex US: CQP
Cheniere Energy Partners, L.P.
9.5% LP Interest
Public Unitholders
100% Ownership Interest
Cheniere Energy Investments, LLC
100% Ownership Interest
Sabine Pass LNG, L.P.
$550 mm 7.25% Senior Secured Notes due 2013
$1,666 mm 7.50% Senior Secured Notes due 2016

Customer	Annual TUA Pmt
Total	$124MM
Chevron	$129MM
Investments	$252MM

Note: Balances as of March 31, 2011

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Global LNG Market



LNG Importers – Price Indexation
Oil Products
Natural Gas
JCC
2010 Total Global LNG Capacity ~37 Bcf/d
2010 Regional LNG Demand – 30 Bcf/d
USA - 0.2
Algeria - 2.7
Norway - 0.6
Egypt - 1.6
Qatar - 9.3
Russia - 1.3
8.6
Europe
18
Asia
1.8
North America
1.3
South America
Malaysia - 3.0
Indonesia - 4.6
Brunei - 1.0
Australia - 3.1
Oman - 1.4
UAE - 0.8
Yemen - 1.0
Equatorial Guinea – 0.5
Nigeria - 2.9
Trinidad & Tobago - 2.0
Peru - 0.6

Source: Waterborne, Cheniere Research

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Firm Liquefaction Capacity Additions


Nameplate Liquefaction Capacity ~ 37 Bcf/d as of YE 2010
~ 45 Bcf/d by YE 2015
Bcf/d
3.0
2.5
2.0
1.5
1.0
0.5
-
Middle East Gulf
Asia Pacific
Atlantic Basin
Angola LNG
Gassi Touli
Skikda
Gorgon T1
Papua New Guinea
Gorgon T2 & Curtis T1
Gorgon T3 &
Gladstone T1
Curtis T2
Gladstone T2
Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4
2009
2010
2011
2012
2013
2014
2015

Source: Cheniere Research

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Attractive Oil Linked Market Prices



$/MMBtu
Recent LNG / Gas Prices - April, 2011
20
18
16
14
12
10
8
6
4
2
0
Jan-04
May-04
Sep-04
Jan-05
May-05
Sep-05
Jan-06
May-06
Sep-06
Jan-07
May-07
Sep-07
Jan-08
May-08
Sep-08
Jan-09
May-09
Sep-09
Jan-10
May-10
Sep-10
Jan-11
~ 11% – 15% of Oil Prices
$11.49
$10.37
$8.72
$3.79
Japan Avg LNG
European Gas Contract
UK - NBP
US Henry Hub

Source: CME as of March 31, 2011.

North America Onshore Receiving Terminals



Canaport
Everett
Cove Point
Elba Island
Gulf LNG
Lake Charles
Cameron
Sabine Pass
Golden Pass
Freeport
Costa Azúl
Altamira
Existing
Under Construction

Terminal Capacity Holder	Baseload Sendout (MMcf/d)
Canaport Repsol	1,000
Everett - Suez	700
Cove Point BP, Statoil, Shell	1,800
Elba Island BG, Marathon, Shell	1,800
Gulf LNG Angola LNG, ENI	1,300
Lake Charles - BG	1,800
Freeport ConocoPhillips, Dow, Mitsui	1,500
Sabine Pass Total, Chevron, Cheniere	4,000
Cameron Sempra, ENI	1,500
Golden Pass ExxonMobil, ConocoPhillips, QP	2,000
Altamira Shell, Total	700
Costa Azul Shell, Sempra, Gazprom	1,000
Total	19,100

Source: Websites of Terminal Owners

CHENIERE

CHENIERE


CHENIERE

Cheniere Energy

Contacts

Katie Pipkin, Vice President Finance & Investor Relations
(713) 375-5110 – katie.pipkin@cheniere.com
Christina Burke, Manager Investor Relations
(713) 375-5104 – christina.burke@cheniere.com